                                  MOSHER, INC.

                             AIM MUNICIPAL BOND FUND
                         A Portfolio of AIM Funds Group

                                   SUPPLEMENT
                               Dated July 15, 1997
                                       to
                     COMBINED PROXY STATEMENT AND PROSPECTUS
                               Dated June 23, 1997


         The following information is substituted for the discussion appearing under the heading "Synopsis - Performance" appearing on page 4 of the Combined Proxy Statement and Prospectus.

         Performance

         Set forth below are average annual total returns for the periods indicated for each of AIM Municipal Bond and Mosher. Average annual total return figures for AIM Municipal Bond are shown taking into account sales charges paid by an investor and without taking such sales charges into account. Mosher shareholders will not pay any sales charges in connection with the Transaction. Mosher shares are not subject to sales charges since Mosher is a closed-end investment company that does not continuously offer its shares for sale to the public.


                                             AIM Municipal Bond          AIM Municipal Bond              Mosher
                                            --------------------       -----------------------           ------
                                            (with sales charges)       (without sales charges)
1 Year Ended December 31, 1996                      (1.04%)                     3.90%                     4.59%
5 Years Ended December 31, 1996                      5.57%                      6.60%                     6.94%

         The annual operating expenses as a percentage of net assets (the "Expense Ratio") for the Class A shares of AIM Municipal Bond was higher than the Expense Ratio for Mosher for the years ended December 31, 1996. See "Synopsis - Expense Levels." The higher Expense Ratio reduces the yield to AIM Municipal Bond shares.